                                                                    EXHIBIT 10.1




                               PURCHASE AGREEMENT




                            ------------------------


                                 RBF FINANCE CO.

                        $800,000,000 PRINCIPAL AMOUNT OF

                 $400,000,000 11% SENIOR SECURED NOTES DUE 2006
               $400,000,000 11-3/8% SENIOR SECURED NOTES DUE 2009

                          UNCONDITIONALLY GUARANTEED BY
                             R&B FALCON CORPORATION

                                 MARCH 19, 1999

                            ------------------------


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION


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                                  $800,000,000

                  $400,000,000 11%SENIOR SECURED NOTES DUE 2006
               $400,000,000 11-3/8% SENIOR SECURED NOTES DUE 2009

                                 RBF FINANCE CO.
                          UNCONDITIONALLY GUARANTEED BY
                             R&B FALCON CORPORATION

                               PURCHASE AGREEMENT



                                                                  March 19, 1999


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
AS INITIAL PURCHASER
277 PARK AVENUE
NEW YORK, NEW YORK 10172

Dear Sirs:

         RBF Finance Co., a Delaware corporation ("FINCO"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") an aggregate of $400,000,000 in principal amount of its 11% Senior Secured Notes due 2006 and $400,000,000 in principal amount of its 11-3/8% Senior Secured Notes due 2009 (collectively, the "RESTRICTED NOTES"), subject to the terms and conditions set forth herein. The Restricted Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among Finco, the Company (as defined below) and United States Trust Company of New York, as trustee (the "TRUSTEE"). The Restricted Notes and the Exchange Notes (as defined below), issuable in exchange therefor, are collectively referred to herein as the "SECURED NOTES." The Secured Notes will be guaranteed (the "GUARANTEE") by R&B Falcon Corporation, a Delaware corporation (the "COMPANY"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         1. OFFERING MEMORANDUM. The Restricted Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Finco and the Company have prepared a preliminary offering memorandum, dated March 15, 1999 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated March 19, 1999 (the "OFFERING Memorandum"), relating to the Restricted Notes and the Guarantee.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Restricted Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:




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          THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S.
          SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
          (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT (AN
          "IAI")),

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) TO AN AIA THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.



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
         Even after the registration of the Exchange Notes (defined below) under the Act, the Exchange Notes, when issued, will bear a legend to the following effect unless otherwise agreed upon by Finco and the holder thereof:

          THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"),
          (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT (AN "IAI")) OR (C) IT IS A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE COMPANY OR AN AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY,

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT TO (A) A QIB, (B) AN IAI, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE COMPANY OR AN AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY,

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING. THE INDENTURE ALSO CONTAINS A PROVISION REQUIRING FINCO AND THE COMPANY TO EXERCISE REASONABLE CARE TO ENSURE THAT THE SECURED NOTES ARE RESOLD OR OTHERWISE TRANSFERRED ONLY TO PURCHASERS MEETING THE REQUIREMENTS SPECIFIED IN CLAUSE (2) ABOVE.

       2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, Finco agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from Finco, the aggregate principal amount of Restricted Notes at a purchase price equal to 100% of the principal amount thereof (the "PURCHASE Price").

       3. TERMS OF OFFERING. The Initial Purchaser has advised, and represents and warrants to, Finco that the Initial Purchaser will make offers and sales (the "EXEMPT RESALES") of the Restricted Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) ("QIBS"), and (ii) to persons



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

permitted to purchase the Restricted Notes in offshore transactions in reliance upon Regulation S under the Act (each a "REGULATION S PURCHASER") (QIBs and Regulation S Purchasers being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchaser will offer the Restricted Notes to Eligible Purchasers initially at a price equal to the percentage of the principal amount thereof set forth on the cover page of the Offering Memorandum.

         Holders (including subsequent transferees) of the Restricted Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Restricted Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, Finco and the Company will agree to (i) file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein (A) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to two new series of Finco's Secured Notes of like amounts having identical terms (the "EXCHANGE NOTES") to be offered in exchange for the Restricted Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantee and/or (B) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Restricted Notes and (ii) to use their reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Loan Agreements, the Security Agreements, the Escrow Agreements described in the Offering Memorandum and the related security documents are herein referred to collectively as the "COLLATERAL DOCUMENTS." This Agreement, the Indenture, the Restricted Notes, the Guarantee, the Registration Rights Agreement and the Collateral Documents are referred to herein as the "OPERATIVE DOCUMENTS."


         4.  DELIVERY AND PAYMENT.

         (a) Delivery of, and payment of the Purchase Price for, the Secured Notes shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., in Houston, Texas, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on March 26, 1999 or at such other time or date as shall be agreed upon by the Initial Purchaser and Finco in writing. The time and date of such delivery and the payment for the Secured Notes are herein called the "CLOSING DATE."

         (b) One or more of the Restricted Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Restricted Notes (collectively, the "GLOBAL NOTES"), shall be delivered by Finco to the Initial Purchaser (or as the Initial Purchaser direct) in each case with any transfer taxes thereon duly paid by Finco against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of Finco. The Global Notes shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. AGREEMENTS OF FINCO AND THE COMPANY. Each of Finco and the Company hereby agrees with the Initial Purchaser as follows:

         (a) To advise the Initial Purchaser promptly and, if requested by the Initial




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

Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Restricted Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. Finco and the Company shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Restricted Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Restricted Notes under any state securities or Blue Sky laws, Finco and the Company shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to Finco as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with their representations and warranties and agreements set forth in Section 7 hereof, Finco consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

         (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Restricted Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request based on the opinion of its counsel, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

         (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

         (e) Prior to the sale of all Restricted Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in



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connection with the registration or qualification of the Restricted Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither Finco nor the Company shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

         (f) So long as the Secured Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Secured Notes a financial report of the Company and its subsidiaries on a consolidated basis if such report is required to be made available pursuant to Section 4.13 of the Indenture (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the independent public accountants of Finco or the Company, as applicable, and
(ii) to mail or make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year of Finco or the Company, as applicable.

         (g) So long as the Secured Notes are outstanding, to furnish upon request to the Initial Purchaser as soon as available copies of all reports or other communications furnished by Finco or the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of Finco or the Company is listed and such other publicly available information concerning Finco as the Initial Purchaser may reasonably request.

         (h) So long as any of the Restricted Notes remain outstanding and during any period in which Finco and the Company are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Restricted Notes in connection with any sale thereof and any prospective purchaser of such Restricted Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

         (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of Finco and the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to Finco and the Company and accountants of Finco and the Company in connection with the sale and delivery of the Restricted Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the





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mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Restricted Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Restricted Notes, (iv) all expenses in connection with the registration or qualification of the Restricted Notes and the Guarantee for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Restricted Notes and the Guarantee, (vi) all expenses and listing fees in connection with the application for quotation of the Restricted Notes in The PORTAL Market ("PORTAL") of the Nasdaq Stock Market, Inc. ("NASDAQ"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Secured Notes and the Guarantee, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Secured Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of Finco and the Company hereunder for which provision is not otherwise made in this Section.

         (j) To use its best efforts, with the cooperation of the Initial Purchaser, to effect the inclusion of the Restricted Notes in PORTAL and to maintain the listing of the Restricted Notes on PORTAL for so long as any Restricted Notes are outstanding.

         (k) To obtain, with the cooperation of the Initial Purchaser, the approval of DTC for "book-entry" transfer of the Secured Notes, and to comply with all of its agreements set forth in the representation letters of Finco and the Company to DTC relating to the approval of the Secured Notes by DTC for "book-entry" transfer.

         (l) Except as described in the Offering Memorandum, during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of Finco or the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of Finco or the Company substantially similar to the Secured Notes and the Guarantee (other than (i) the Secured Notes and the Guarantee and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

         (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Restricted Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Restricted Notes under the Act.

         (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantee.

         (o) To comply with all of its agreements set forth in the Registration Rights Agreement.



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         (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Restricted Notes and the Guarantee.

         (q) The Company shall pay to the Initial Purchaser, at the Closing, the amount of $22.0 million as payment of commission and discounts in connection with the purchase by the Initial Purchaser of the Restricted Notes.

      6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FINCO AND THE COMPANY.
As of the date hereof, each of Finco and the Company represents and warrants to, and agrees with, the Initial Purchaser that:

         (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to Finco in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

         (b) Each of Finco and the Company and the Company's subsidiaries has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Finco or the Company and the Company's subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), as the case may be. Each of the subsidiaries of the Company listed on Schedule B hereto (the "SIGNIFICANT SUBSIDIARIES"), which Significant Subsidiaries in the aggregate directly own substantially all of the assets held by the Company and all of its subsidiaries on a consolidated basis and which constitute all of the Company's "significant subsidiaries" (as such term is defined in Regulation S-X under the Act) has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. Finco is a newly-formed limited purpose entity that has not conducted business other than negotiations in connection with transactions contemplated by this Agreement. and does not have any subsidiaries.

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         (c) All outstanding shares of capital stock of Finco and the Company and the Company's subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

         (d) This Agreement has been duly authorized, executed and delivered by Finco and the Company.

         (e) The Indenture has been duly authorized by Finco and the Company and, on the Closing Date, will have been validly executed and delivered by Finco and the Company. When the Indenture has been duly executed and delivered by Finco and the Company, the Indenture will be a valid and binding agreement of Finco and the Company, enforceable against Finco and the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         (f) The Restricted Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by Finco. When the Restricted Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Restricted Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of Finco, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Restricted Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (g) On the Closing Date, the Exchange Notes will have been duly authorized by Finco. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of Finco, enforceable against Finco in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (h) The notation of the Guarantee to be endorsed on the Restricted Notes by the Company has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Restricted Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Guarantee of the Company will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of

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general applicability. On the Closing Date, the Guarantee will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (i) The notation of the Guarantee to be endorsed on the Exchange Notes by the Company has been duly authorized by the Company and, when issued, will have been duly executed and delivered by the Company. When the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of the Company endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Exchange Notes are issued, authenticated and delivered, the Guarantee will continue to conform as to legal matters to the description thereof in the Offering Memorandum.

         (j) The Registration Rights Agreement has been duly authorized by Finco and the Company and, on the Closing Date, will have been duly executed and delivered by Finco and the Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of Finco and the Company, enforceable against Finco and the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

         (k) Neither Finco nor the Company or any of the Company's subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Finco or the Company and the Company's subsidiaries to which Finco or the Company or the Company's subsidiaries is a party or by which Finco, the Company or the Company's subsidiaries, or their respective property, is bound.

         (l) Each of Finco and the Company has duly authorized the Collateral Documents to which it is a party, and when each of Finco and the Company has duly executed and delivered the Collateral Documents to which it is a party (assuming due execution and delivery thereof by the Trustee, the Collateral Agent and the Escrow Agent), each of the Collateral Documents to which such entity is a party will be a legally valid and binding obligation of each of Finco and the Company enforceable against each in accordance with its terms, except as (i) bankruptcy, insolvency, fraudulent transfer, or other similar laws affecting creditors' rights generally, and (ii) the enforceability thereof may be limited by rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (m) The execution, delivery and performance of this Agreement and the other Operative Documents by Finco and the Company, compliance by Finco and the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Finco or the Company or the Company's subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Finco and the Company and the Company's subsidiaries, taken as a whole, to which Finco or the Company or the Company's subsidiaries is a party or by which Finco, the Company or the Company's subsidiaries, or their respective property is bound,
(iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Finco, the Company or the Company's subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Finco or the Company or the Company's subsidiaries is a party or by which Finco or the Company or their respective property is bound (other than Liens granted under or contemplated by the Operative Documents), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of Finco or result in any other impairment of the rights of the holder of any such Authorization.

         (n) There are no legal or governmental proceedings pending or, to the knowledge of the Finco, the Company or any of the Company's subsidiaries, threatened, to which Finco, Company or the Company's subsidiaries are a party or to which any of their respective property is subject, which, if determined adversely against Finco, the Company or the Company's subsidiaries, would, singly or in the aggregate, have a Material Adverse Effect.

         (o) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

         (p) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries are obligated for costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

         (q) Each of Finco, the Company and the Company's subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Finco, the Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such

Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such burden or failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

         (r) The accountants, Arthur Andersen LLP and Ernst & Young LLP, that have and/or as of the Closing will have certified the financial statements and supporting schedules of the Company, one or more of the Company's subsidiaries and/or Finco, are independent public accountants with respect to Finco and the Company and the Company's subsidiaries, as required by the Act and the Exchange Act. The summary and selected historical consolidated financial data of the Company and the historical financial statements, together with related schedules and notes, in the Preliminary Offering Memorandum and the Offering Memorandum or incorporated therein by reference, complied as to form in all material respects with the requirements applicable to (i) registration statements under the Act or
(ii) with respect to financial information incorporated by reference, reports required to be filed under the Exchange Act, except that the historical financial statements incorporated therein have not been adjusted to reflect the previously discounted oil and gas exploration and production operations as continuing operations for accounting purposes and that an unqualified audit report with respect to such financial statements will not be delivered until Closing.

         (s) The historical financial statements, together with related schedules and notes incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply, except that the historical financial statements incorporated therein have not been adjusted to reflect the previously discounted oil and gas exploration and production operations as continuing operations for accounting purposes and that an unqualified audit report with respect to such financial statements will not be delivered until Closing; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

         (t) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, as adjusted to reflect the previously discontinued oil and gas exploration and production operations as continuing operations for accounting purposes only, and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in a registration statement under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

         (u) Neither Finco nor the Company is and, after giving effect to the offering and sale of the Restricted Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         (v) Except as disclosed in the Offering Memorandum and required under the terms of the Company's $400 million senior note offering in December 1998, there are no contracts, agreements or understandings between Finco or the Company and any person granting such person the right to require Finco or the Company to file a registration statement under the Act with respect to any securities of Finco or the Company or to require Finco or the Company to include such securities with the Secured Notes and Guarantee registered pursuant to any Registration Statement.

         (w) Neither Finco nor the Company or the Company's subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Restricted Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

         (x) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company, except in the case of (i) and (ii) as publicly announced by such nationally recognized statistical rating organization.

         (y) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective adverse change in the capital stock or in the long-term debt of Finco or the Company or the Company's subsidiaries and (iii) neither the Company nor its subsidiaries has incurred any material liability or obligation, direct or contingent.

         (z) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains or incorporates by reference all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

         (aa) When the Restricted Notes and the Guarantee are issued and delivered pursuant to this Agreement, neither the Restricted Notes nor the Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as any security of Finco or the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         (bb) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by Finco, the Company or any of their respective representatives

(other than the Initial Purchaser, as to whom Finco and the Company make no representation) in connection with the offer and sale of the Restricted Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Restricted Notes have been issued and sold by Finco or the Company within the six-month period immediately prior to the date hereof.

         (cc) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

         (dd) None of Finco, the Company nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom Finco and the Company make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Restricted Notes or the Guarantee.

         (ee) The sale of the Restricted Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

         (ff) No registration under the Act of the Restricted Notes or the Guarantee is required for the sale of the Restricted Notes and the Guarantee to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

         (gg) Each certificate signed by any officer of Finco, the Company or the Company's subsidiaries and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by Finco or Company to the Initial Purchaser as to the matters covered thereby.

         (hh) The Company and its subsidiaries have good and marketable title to all real property and to all personal property owned by them which is material to the business of Finco and the Company, in each case free and clear of all Liens, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Except as otherwise described in the Offering Memorandum or incorporated by reference, the Company and its subsidiaries do not own any real property or buildings with such exceptions, and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases that do not have such exceptions, unless in any case such exceptions are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries.

         (ii) All indebtedness of the Company that will be repaid with the proceeds of Finco's loans to the Company (the "FINCO LOANS") funded with the proceeds of the issuance and sale of the Restricted Notes was incurred, and the indebtedness represented by the Restricted Notes and Finco Loans is being incurred, for proper purposes and in good faith and the Company was, at the time of the incurrence of such indebtedness that will be repaid with a portion of the proceeds of the issuance and sale of the Restricted Notes, and each of the Company and Finco will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Restricted Notes and from Finco Loans) solvent, and the Company had at the time of the incurrence of such indebtedness that will be repaid with Finco Loans funded with proceeds of the issuance and sale of the Restricted Notes, and each of the Company and Finco will have on the Closing Date (after giving effect to the application of the proceeds from the offering) sufficient capital for carrying on its business and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Restricted Notes, and each of the Company and Finco will be on the Closing Date (after giving effect to the application of the proceeds from the offering), able to pay its debts as they mature.

         (jj) Each of Finco and the Company maintains its principal place of business in Houston, Texas.

       Each of Finco and the Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to Finco and the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

       7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, Finco and the Company:

         (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Restricted Notes.

         (b) Such Initial Purchaser (A) is not acquiring the Restricted Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Restricted Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Restricted Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

         (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Restricted Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Restricted Notes only from, and will offer to sell the Restricted Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Restricted Notes only to, and will solicit offers to buy the Restricted Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs that agree that (x) the Restricted Notes purchased by them may be resold, pledged or otherwise transferred only (I) to Finco or any of its subsidiaries,
(II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Restricted Note and, if such transfer is in respect of an aggregate principal amount of Restricted Notes less than $250,000, an opinion of counsel acceptable to Finco that such transfer is in compliance with the Act, (IV) to an affiliate of Finco or (V) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Restricted Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

         (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Restricted Notes or the Guarantee.

         The Initial Purchaser acknowledges that Finco and the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to Finco and the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

       8. INDEMNIFICATION.

         (a) Finco and the Company agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, their directors, their officers and each person, if any, who controls the Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by Finco or the Company to any holder or prospective purchaser of Restricted Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to Finco by the Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by Finco to the several Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum.

         (b) The Initial Purchaser agree to indemnify and hold harmless Finco and the Company, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) Finco or the Company, to the same extent as the foregoing indemnity from Finco and the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished in writing to Finco or the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by Finco, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by Finco and the Company, on the one hand, and the Initial Purchaser on the other hand from the offering of the Restricted Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of Finco and the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by Finco and the Company, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Restricted Notes (after underwriting discounts and commissions, but before deducting expenses) received by Finco, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Restricted Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of Finco and the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Finco or the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Finco and the Company, on the one hand, and the Initial Purchaser, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Restricted Notes under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of Finco and the Company and the Company's subsidiaries contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of Finco or the Company or any securities of Finco or the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of Finco or the Company or any securities of Finco or the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Secured Notes than that on which the Secured Notes were marketed.

         (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any adverse change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and
(iii) neither Finco nor the Company shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Restricted Notes on the terms and in the manner contemplated in the Offering Memorandum.

         (d) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer and the Secretary of both Finco and the Company, confirming the matters set forth in Sections 6(x), 9(a) and 9(c) and stating that each of Finco and the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Gardere Wynne Sewell & Riggs, L.L.P., counsel for Finco and the Company, to the effect that:

               (i) each of Finco and the Company has been duly incorporated or formed, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) the Restricted Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of Finco, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (iii) the Guarantee of the Company has been duly authorized and, when the Restricted Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Guarantee endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (iv) the Indenture has been duly authorized, executed and delivered by Finco and the Company and is a valid and binding agreement of Finco and the Company, enforceable against Finco and the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (v) this Agreement has been duly authorized, executed and delivered by Finco and the Company;

               (vi) each of Finco and the Company has duly authorized the Collateral Documents to which it is a party, and when each of Finco and the Company has duly executed and delivered the Collateral Documents to which it is a party (assuming due execution and delivery thereof by the Trustee, the Collateral Agent and the Escrow Agent), each of the Collateral Documents to which such entity is a party will be a legally valid and binding obligation of each of Finco and the Company enforceable against each in accordance with its terms, except as (i) bankruptcy, insolvency, fraudulent transfer or other similar laws affecting creditors' rights generally, and (ii) the enforceability thereof may be limited by rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (vii) the Registration Rights Agreement has been duly authorized, executed and delivered by Finco and the Company and is a valid and binding agreement of Finco and the Company, enforceable against Finco and the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) the enforceability of the indemnification provisions thereof may be limited by federal and state securities laws;

               (viii) the Exchange Notes have been duly authorized;

               (ix) the statements under the captions "Risk Factors," "Description of the Secured Notes, " "Description of the New Senior Notes," "Description of Certain Indebtedness," "United States Federal Income Tax Considerations for Non-U.S. Holders," "Description of Security for the Secured Notes," "Plan of Distribution," "Notice to Investors in the New Senior Notes" and "Notice to Investors in the Secured Notes," in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, fairly present in all material respects such legal matters;

               (x) the execution, delivery and performance of this Agreement and the other Operative Documents by Finco and the Company, and the issuance and sale of the Restricted Notes and compliance with the terms and provisions thereof and of the other Operative Documents will not (i) violate its respective charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indentures executed, or senior notes issued, by the Company in connection with debt offerings by the Company of $1.1 billion in April 1998 and $400 million in December 1998 or, to such counsel's actual knowledge, any other indenture, loan agreement, mortgage, lease or other agreement or instrument, to which Finco or the Company or the Significant Subsidiaries is a party or by which Finco, the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case of any court or any governmental body or agency of the United States or the States of Texas or New York having jurisdiction over Finco, the Company or the Significant Subsidiaries or their respective property;

               (xi) the Company is not and, after giving effect to the offering and sale of the Restricted Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Issuer Act of 1940, as amended;

               (xii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; it is not necessary in connection with the offer, sale and delivery of the Restricted Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

               (xiii) no registration under the Act of the Restricted Notes is required for the sale of the Restricted Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) the Initial Purchaser is a

          QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement and (iii) the accuracy of the representations of Finco and the Company set forth in Sections 5(f) and 6(dd), (ee) and (ff) of this Agreement;

               (xiv) the appropriate Security Agreements create a valid security interest in the Finco Loan Agreements and the notes issued thereunder (the "FINCO NOTES") in favor of the Collateral Agent for the benefit of the Trustee and the holders of the Secured Notes and when the Collateral Agent takes possession of the Finco Notes representing the Finco Loans and upon the filing of financing statement designated by such counsel with the Secretary of State of the State of Texas, the Department of State of the State of New York and the County Register for the County of New York, the Collateral Agent will have a perfected security in such Finco Loan Agreements and the Finco Notes;

               (xv) upon deposit of funds into the Company Escrow Account, the Company Escrow Agent will have a perfected security interest in such funds so long as they are held in the Company Escrow Account. Any proceeds will remain subject to a perfected security interest so long as they are held in the Company Escrow Account. Any investments of Temporary Cash Equivalents with funds from the Company Escrow Account will be subject to a perfected security interest in the manner specified by such counsel in its opinion;

               (xvi) upon deposit of funds into the Finco Escrow Account, the Finco Escrow Agent will have a perfected security interest in such funds so long as they are held in the Finco Escrow Account. Any proceeds will remain subject to a perfected security interest so long as they are held in the Finco Escrow Account. Any investments of Temporary Cash Equivalents with funds from the Finco Escrow Account will be subject to a perfected security interest in the manner specified by such counsel in its opinion;

               (xvii) assuming the Bahamian statutory mortgages to be recorded on the date of closing of the offering constitute valid and perfected statutory ship mortgages under the laws of the Commonwealth of The Bahamas on the respective vessels covered thereby, each such mortgage is also entitled under United States law to a foreign preferred ship mortgage status pursuant to Title 46 United States Code Section 31301(6)(B);

               (xviii) in such counsel's opinion, a court applying Texas conflict of laws rules in a properly presented and argued case would give effect to the express choice of law opinions contained in the Indenture and the other Collateral Documents to the extent that such provisions provide that the laws of the State of New York are to govern issues under such documents; and

               (xix) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial

          Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Offering Memorandum on the date thereof or on the date hereof (other than the financial statements and notes thereto and the other financial information, including the information referred to under the caption "Experts" as to which such counsel does not comment) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The opinion of Gardere Wynne Sewell & Riggs, L.L.P. described in
Section 9(e) above shall be rendered to you at the request of Finco and the Company and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xix), Gardere Wynne Sewell & Riggs, L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

         (f) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Leighton E. Moss, Senior Vice President and Co-Counsel for the Company, to the effect that:

               (i) each of Finco and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) each of Finco and the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (iii) R&B Falcon Holdings, Inc. ("HOLDINGS") has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (iv) R&B Falcon Drilling (International & Deepwater) Inc. ("DEEPWATER") has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (v) Cliffs Drilling Company ("CLIFFS") has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (vi) R&B Falcon Drilling USA, Inc. ("DRILLING USA") has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (vii) R&B Falcon Drilling Co. ("DRILLING CO.") has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

               (viii) all the outstanding shares of capital stock of Finco, the Company Deepwater, Holdings and Cliffs have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

               (ix) each of Finco and the Company has the corporate power and authority to perform its respective obligations under the Operative Documents and the Collateral Documents;

               (x) the Restricted Notes have been duly authorized, executed and delivered by Finco;

               (xi) the Guarantee of the Company has been duly authorized, executed and delivered by the Company;

               (xii) the Indenture has been duly authorized, executed and delivered by Finco and the Company;

               (xiii) this Agreement has been duly authorized, executed and delivered by Finco and the Company;

               (xiv) each of Finco and the Company has duly authorized, executed and delivered the Collateral Documents to which it is a party;

               (xv) the Registration Rights Agreement has been duly authorized, executed and delivered by Finco and the Company;

               (xvi) the execution and delivery of Exchange Notes have been duly authorized by the Company;

               (xvii) to such counsel's knowledge, (a) none of Finco, the Company or the Significant Subsidiaries is in violation of its respective charter or by-laws and, (b) neither Finco nor the Company nor the Significant Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Finco or the Company and the Significant Subsidiaries, taken as a whole, to which Finco or the Company or the Significant Subsidiaries is a party or by which Finco, the Company or the Significant Subsidiaries or their respective property is bound which default could reasonably be expected to result in a Material Adverse Effect;

               (xviii) the execution, delivery and performance of this Agreement and the other Operative Documents by Finco and the Company and the issuance and sale of the Restricted Notes and compliance with the terms and provisions thereof and of the other Operative Documents will not (i) violate its respective charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indenture executed, or senior notes issued, by the Company in connection with debt offerings by the Company of $1.1 billion in April 1998 and $400 million in December 1998 or, to such counsel's knowledge, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which Finco, the Company or the Significant Subsidiaries is a party or by which Finco, the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case, of any court or any governmental body or agency having jurisdiction over Finco, the Company or the Significant Subsidiaries or their respective property.

               (xix) such counsel has no knowledge of any legal or governmental proceedings pending or threatened to which Finco, the Company or the Significant Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

               (xx) to such counsel's knowledge, each of Finco, the Company and the Significant Subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge, (a) each such Authorization is valid and in full force and effect and each of Finco, the Company and the Significant Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and (b) no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and (c) such Authorizations contain no restrictions that are burdensome to Finco, the Company or the Significant Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

               (xxi) to such counsel's knowledge, neither the Company nor its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act of the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

               (xxi) to such counsel's knowledge, except as disclosed in the Offering

          Memorandum, there are no contracts, agreements or understandings (other than the Registration Rights Agreement) between Finco or the Company and any person granting such person the right to require Finco or such Company to include such securities with the Secured Notes and Guarantee registered pursuant to any Registration Statement; and

               (xxii) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no facts have come to the attention of such counsel that lead such counsel to believe (a) that the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (b) that the Offering Memorandum on the date thereof or on the date hereof contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (g) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

         (h) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, as the case may be, in the form attached hereto as Annex I, from Ernst & Young LLP, independent public accountants.

         (i) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, in the form attached hereto as Annex II, from Arthur Andersen LLP, independent public accountants.

         (j) The Initial Purchaser shall have received, at the Closing Date, an opinion from Gardere Wynne Sewell & Riggs, L.L.P. in a form reasonably satisfactory to the Initial Purchaser regarding filing and perfection of first priority ship mortgages registered in the Marshall Islands.

         (k) The Collateral Documents shall have been executed and delivered by the parties thereto and the Company shall have taken all necessary steps to have the Liens created by such Collateral Documents perfected under the laws governing such perfection. At the time of Closing, the Initial Purchaser shall be provided with undertakings from legal counsel and forms of their opinions, and within thirty (30) days of the issuance of the Restricted Notes, the Company shall provide to the Initial Purchaser, the Collateral Agent and the Trustee opinions of counsel as to the perfection and priority of the Liens and ship mortgages created by the Collateral Documents in forms reasonably satisfactory to each of such persons.

         (l) The Initial Purchaser shall have received a copy of the Company's audit report for the three years ended December 31, 1998 and as of December 1998 and 1997 from Arthur Andersen LLP on or before the Closing Date and such report shall not contain any qualification relating to the financial condition of the Company and its subsidiaries. Such audited financial statements shall reflect historical consolidated financial results and position of the Company identical to those contained in the Preliminary Offering Memorandum and the Offering Memorandum and the notes thereto shall not contain information different from that included in the Preliminary Offering Memorandum or the Offering Memorandum.

         (m) Finco shall have filed organizational documents which are in full force and effect and in form and substance reasonably acceptable to the Initial Purchaser.

         (n) The Restricted Notes shall have been approved by Nasdaq for trading and duly listed in PORTAL.

         (o) The closing of the New Senior Notes offering (as defined in the Offering Memorandum) shall have occurred.

         (p) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by Finco, the Company and the Trustee.

         (q) Finco and the Company shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by Finco and the Company.

         (r) Neither Finco nor the Company shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by Finco or the Company, as the case may be, at or prior to the Closing Date.

         (s) The Initial Purchaser shall have received from the Company the amount of $22.0 million as payment for the commissions and discounts in connection with the purchase by the Initial Purchaser of the Restricted Notes.

         (t) The Initial Purchaser shall have received evidence satisfactory to it and its counsel taking all actions with respect to the Collateral Documents and such other security documents as may be necessary or in the opinion of the Initial Purchaser and its counsel, desirable to permit the perfection of the liens created, or purported to be created by the Collateral Documents.

     10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to Finco if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Restricted Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of Finco or the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Finco and the Company, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to Finco, to RBF Finance Co., 901 Threadneedle, Houston, TX 77079 (telephone number: 281 496-5000) (iii) if the Company, to R&B Falcon Corporation, 901 Threadneedle, Houston, TX 77079 (telephone number: 281-496-5000) and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of Finco, the Company and the Company's subsidiaries and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Restricted Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, Finco, the Company, the officers or directors of Finco or the Company, or any person controlling Finco or the Company, (ii) acceptance of the Restricted Notes and payment for them hereunder and (iii) termination of this Agreement.

         If for any reason the Restricted Notes are not delivered by or on behalf of Finco as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), Finco and the Company, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, Finco and the Company, jointly and severally, shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. Finco and the Company also agree, jointly and severally, to reimburse the Initial Purchaser and their officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon Finco, the Company, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors and officers of Finco and the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Restricted Notes from the Initial Purchaser merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among Finco, the Company and the Initial Purchaser.

                                   Very truly yours,

                                   RBF FINANCE CO.


                                   By:  /S/ LEIGHTON MOSS
                                      ----------------------------------------
                                        Name:  Leighton Moss
                                        Title:  V.P.


                                   R&B FALCON CORPORATION


                                   By:   /S/ STEVEN A. WEBSTER
                                      ----------------------------------------
                                        Name:Steven A. Webster
                                        Title: CEO


                                   DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION



                                   By:  /S/ CRAIG KLAASMEYER
                                      ----------------------------------------
                                        Name: Craig Klassmeyer
                                        Title: Senior Vice President

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE B
                            SIGNIFICANT SUBSIDIARIES


R&B Falcon Holdings Inc.
R&B Falcon Drilling (International & Deepwater) Inc.
Cliffs Drilling Company
R&B Falcon Drilling USA, Inc.
R&B Falcon Drilling Co.
R&B Falcon Exploration Co.
Double Eagle Marine, Inc.
Arcade Drilling AS